UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05820

BROOKFIELD TOTAL RETURN FUND INC.

(Exact name of registrant as specified in charter)

BROOKFIELD PLACE, 250 VESEY STREET, 15TH FLOOR

NEW YORK, NEW YORK 10281-1023

(Address of principal executive offices) (Zip code)

KIM G. REDDING, PRESIDENT

BROOKFIELD TOTAL RETURN FUND INC.

BROOKFIELD PLACE, 250 VESEY STREET, 15TH FLOOR

NEW YORK, NEW YORK 10281-1023

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-497-3746

Date of fiscal year end: November 30, 2013

Date of reporting period: May 31, 2013

Item 1. Reports to Shareholders.

IN PROFILE

Brookfield Asset Management Inc. is a global alternative asset manager with over $184 billion in assets under management as of March 31, 2013. Brookfield has over a 100-year history of owning and operating assets with a focus on property, renewable power, infrastructure and private equity. The company offers a range of public and private investment products and services, which leverage its expertise and experience and provide it with a competitive advantage in the markets where it operates. On behalf of its clients, Brookfield is also an active investor in the public securities markets, where its experience extends over 30 years. Over this time, the company has successfully developed several investment operations and built expertise in the management of institutional portfolios, retail mutual funds, and structured product investments.

Brookfield’s public market activities are conducted by Brookfield Investment Management, a registered investment advisor. These activities complement Brookfield’s core competencies and include global listed real estate and infrastructure equities, corporate high yield investments, opportunistic credit strategies and a dedicated insurance asset management division. Headquartered in New York, NY, Brookfield Investment Management maintains offices and investment teams in Toronto, Chicago, Boston and London and has over $10 billion of assets under management as of March 31, 2013.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

NOT FDIC INSURED             MAY LOSE VALUE             NOT BANK GUARANTEED

© Copyright 2013. Brookfield Investment Management Inc.

LETTER TO STOCKHOLDERS

Dear Stockholders,

I am pleased to provide the Semi-Annual Report for Brookfield Total Return Fund Inc., formerly known as the Helios Total Return Fund Inc. (“HTR” or the “Fund”) for the six months ended May 31, 2013.

Recent trends in the broad investment market have been marked by volatility, as positive performance in the beginning of the year was followed by a period of enhanced investor anxiety. Overall confidence was buoyed in the first quarter by continued signs of stabilization and modest growth within the U.S. economy. However, this positive momentum led the Federal Reserve to publicly acknowledge the likelihood it would begin tapering monetary stimulus programs in the near future, causing interest rates to rise and capital markets to falter. However, we believe the Federal Reserve will only reduce stimulus to the extent the economy is faring well and will continue to provide sufficient support as needed. Importantly, we also believe that significant economic tail risks are diminishing and the recovery of the U.S. housing market is progressing at a pace faster than expected.

Within this environment, securitized products experienced attractive relative performance, benefiting from rising home prices, improving credit provision, lower delinquency levels and generally stronger trends in inventory. We also witnessed an increase in new issuance in commercial mortgage-backed securities (“CMBS”) and non-Agency residential mortgage-backed securities (“RMBS”) markets over the period.

Our strategy moving forward is focused upon current income as well as capturing the upside potential within the RMBS and CMBS markets. We believe that while some uncertainties persist, we believe these securities offer attractive relative value and meaningful current yield particularly within a low rate, low growth environment. We acknowledge challenges to future performance, including evolving regulation and government policy related to securitized products. However, we believe there is considerable potential for positive performance in the year ahead, particularly as the U.S. housing market recovery continues to accelerate.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Fund’s investment performance, together with the Fund’s unaudited financial statements and schedule of investments as of May 31, 2013.

We welcome your questions and comments, and encourage you to contact our Investor Relations team at (855) 777-8001 or visit us at www.brookfieldim.com for more information. Thank you for your support.

Sincerely,

Kim G. Redding

President

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BROOKFIELD TOTAL RETURN FUND INC.

OBJECTIVE AND STRATEGY

Brookfield Total Return Fund Inc. (the “Fund”) is a diversified, closed-end fund whose primary objective is to provide high total return, including short and long-term capital gains and a high level of current income. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities. No assurance can be given that the Fund’s investment objectives will be achieved.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service their obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six month period ended May 31, 2013, Brookfield Total Return Fund Inc. (NYSE: HTR) (the “Fund”) had a total return based on net asset value of 13.19% and a total return based on market price of 13.95%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $26.19 on May 31, 2013, the Fund’s shares had a dividend yield of 8.71%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price. The 5-Year U.S. Treasury was down 1.17% over the six month period.

The Fund’s performance over the period was driven by strong income and the portfolio’s exposure to credit spreads. The Fund’s allocations to credit, such as senior private-label, or non-Agency Residential Mortgage-Backed Securities (“MBS”) or Commercial MBS (“CMBS”) were among the best performing asset classes in 2012 and 2013. The Fund’s allocation to credit contributed positively to the Fund’s performance. Duration was also a positive contributor, although the Fund had less duration exposure than the 5-Year U.S. Treasury.

FIXED INCOME MARKET ENVIRONMENT

We believe that tail risks, particularly economic tail risks, are declining. We also believe the improvements in residential housing markets and commercial real-estate markets will be additive to the U.S. economy. The U.S. housing market is an area of strength, and we believe recovery is progressing at a greater than expected pace. Many of the fundamental underpinnings for housing, such as demand, inventory levels and delinquency rates are showing marked improvement. The most recent survey of bank lending officers, the Senior Loan Officer Survey, also showed slight improvements in credit provision by banks. Limited access to credit for non-Agency borrowers with weaker credit or non-Agency borrowers with higher loan-to-value ratios, have been a notable constraint. Expansion in credit is likely to provide additional positive support to growth in home prices and to the economy overall. Residential mortgage-related securitized products have had exceptional performance through early 2013. This is due primarily to yield compression, lower volatility as well as a reduction in tail risks.

To be clear, the markets continue to face uncertainties. There has been a 28 week string of jobless claims below

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BROOKFIELD TOTAL RETURN FUND INC.

the 400,000 level. There has also been a general lack of “bad” economic data. The improved economic position and more limited tail risk point toward the potential for the Federal Open Market Committee (“Fed”) to revisit its Quantitative Easing (“QE”) programs. In fact, through May 2013, we began to see an increase in Fed rhetoric related to the “tapering” of the asset purchase program. This “taper talk” brought with it more uncertainty about the timing of any potential increases in interest rates, and through May the yield on 10-year Treasury notes increase nearly 50 basis points. Yield spreads on Agency MBS also widened as the yield on the 10-year Treasury rose. Duration on Agency MBS extended, giving rise to selling by mortgage REITs and servicers. As of May 31, 2013, the Fund had approximately 14% invested in Agency MBS. The majority of the Fund’s Agency MBS is allocated to seasoned, higher coupon securities that we expect to fare better through this period of increased rate volatility.

It is our view that the Fed has been protective of the economic climate that has been supported through stimulus over the past five years. While we think there is sufficient support within the economy generally, and within the housing sector specifically, to reduce the asset purchase program, we believe the Fed will reduce stimulus to the extent the economy is faring well. Within the Fund’s portfolio, the exposure to asset-backed securities (“ABS”), non-Agency MBS and CMBS represent approximately 72% of gross assets as of May 31, 2013. We believe that to the extent the economy is on track and to the extent sufficient to reduce the asset purchase program, there are likely to be benefits to our non-Agency MBS, CMBS and ABS assets, many of which are at discount dollar prices. The current market price average was $88 for CMBS and $75 for non-Agency MBS as of May 31, 2013.

Within commercial real estate, top tier properties in major markets have enjoyed a significant recovery and we believe a broader commercial real estate market recovery has begun to develop. As the availability of commercial mortgage credit has greatly improved, investors are considering opportunities beyond those major markets. Oversupply has not been an issue in this real estate cycle, as new construction virtually came to a halt during the financial crisis in 2008 and 2009 and, with the exception of the multi-family sector, remains extremely low. The lack of new construction should also support further recovery in values as demand for space returns and the lead times required to deliver new space keeps supply in check.

Securitized products continue to be characterized by positive fundamentals, particularly the stronger trends in inventory, price increases and lower delinquency levels. In addition, there has been increased new issuance in both the CMBS and non-Agency MBS markets. In our view, the secondary markets for seasoned securities continue to offer better opportunities to the Fund, given these discount-priced securities benefit as the ability to refinance a loan improves.

Recently, three key areas of progress have occurred in the ongoing quest to revamp and restructure Fannie Mae and Freddie Mac, both Government-Sponsored Enterprises (“GSE”). In May 2013, the first sale of less liquid securities from the GSE balance sheet took place. Freddie Mac sold $1 billion, current face, of non-Agency MBS and Fannie Mae sold over $2 billion in current face of multi-family CMBS. Additionally, within the next few months, we expect to see Fannie Mae or Freddie Mac buy protection on newly guaranteed residential loans in a preliminary effort to shed credit risk. Lastly, drafts of the Corker-Warner Bill have been circulated, which proposes to wind down Fannie Mae and Freddie Mac over a five to seven year period, creating a new company “FMIC” Federal Mortgage Insurance Corporation, to assume the role of liquidity in the mortgage markets.

The impacts of sweeping bank regulation in the form of Basel II (Europe only), Basel III and Dodd-Frank Wall Street Reform and Solvency II (Europe) remain a key issue. These bills have had several significant effects, not the least of which is a shrinking of broker dealer balance sheets across most products. The limits of these smaller balance sheets has yet to be tested, given lower levels of volatility, however we believe the impact could be significant. Through the financial crisis, non-Agency MBS exposures at broker dealers shrunk considerably. However, the impact of new regulations on other sectors has likely not yet been felt. We view this as an uncertainty that will likely impact all markets as volatility increases.

Our strategy for the Fund’s portfolio remains focused on income and on capturing the upside in the private label RMBS and CMBS universe. We believe these sectors will remain sensitive to headlines, and become more correlated to other sectors in periods of volatility, but unlike other sectors there is upside available in these sectors where expectations for mortgage losses have remained higher than the likely end result. As such, we think a focus on a better than expected housing market will continue to add value.

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BROOKFIELD TOTAL RETURN FUND INC.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Disclosure

The Fund’s portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Brookfield Total Return Fund Inc. currently holds these securities.

Performance data quoted represents past performance results and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

These views represent the opinions of Brookfield Investment Management Inc. and are not intended to predict or depict the performance of any investment. These views are as of the close of business on May 31, 2013 and subject to change based on subsequent developments.

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Portfolio Characteristics (Unaudited)

May 31, 2013

PORTFOLIO STATISTICS

Annualized dividend yield[1]	8.71%
Weighted average coupon	3.59%
Weighted average life	7.27 years
Percentage of leveraged assets	24.42%
Total number of holdings	324

CREDIT QUALITY
AAA[2]	22%
AA	4%
A	5%
BBB	6%
BB	8%
B	25%
Below B	30%

Total	100%

ASSET ALLOCATION[3]
U.S. Government & Agency Obligations	10%
Asset-Backed Securities	5%
Commercial Mortgage-Backed Securities	36%
Non-Agency Residential Mortgage-Backed Securities	31%
Interest-Only Securities	4%
High Yield Corporate Bonds	12%
Mezzanine Loan	2%

Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by May 31, 2013 stock price.

[2]	Includes short-term investments.
[3]	Includes only invested assets; excludes cash. Percentages are based on total investments.

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BROOKFIELD TOTAL RETURN FUND INC.

Schedule of Investments (Unaudited)

May 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
U.S. GOVERNMENT & AGENCY OBLIGATIONS – 14.4%
U.S. Government Agency Collateralized Mortgage Obligations – 0.1%
Federal National Mortgage Association
Series 1997-79, Class PL [1]	6.85%	12/18/27	$321	$369,277
Series 1998-W6, Class B3 [2,3,4]	7.09	10/25/28	276	6,557

Total U.S. Government Agency Collateralized Mortgage Obligations				375,834

U.S. Government Agency Pass-Through Certificates – 14.3%
Federal Home Loan Mortgage Corporation
Federal Home Loan Mortgage Corporation TBA	3.50	TBA	15,000	15,492,180
Pool Q03049 [1]	4.50	08/01/41	3,275	3,539,995
Pool C69047 [1]	7.00	06/01/32	399	464,197
Pool H01847 [1]	7.00	09/01/37	447	501,891
Pool C53494 [1]	7.50	06/01/31	46	46,876
Pool C56878 [1]	8.00	08/01/31	105	116,360
Pool C58516 [1]	8.00	09/01/31	41	42,226
Pool C59641 [1]	8.00	10/01/31	325	382,291
Pool C55166 [1]	8.50	07/01/31	106	115,734
Pool C55167 [1]	8.50	07/01/31	68	71,286
Pool C55168 [1]	8.50	07/01/31	75	78,463
Pool C55169 [1]	8.50	07/01/31	64	66,590
Pool G01466 [1]	9.50	12/01/22	629	710,022
Pool 555559 [1]	10.00	03/01/21	144	159,819
Pool 555538 [1]	10.00	03/01/21	223	246,984

Federal National Mortgage Association
Federal National Mortgage Association TBA	3.50	TBA	15,000	15,532,620
Pool 753914 [1]	5.50	12/01/33	1,716	1,875,981
Pool 761836 [1]	6.00	06/01/33	887	991,636
Pool 948362 [1]	6.50	08/01/37	589	651,534
Pool 650131 [1]	7.00	07/01/32	624	736,321
Pool 555933 [1]	7.00	06/01/32	2,279	2,691,047
Pool 645912 [1]	7.00	06/01/32	515	607,472
Pool 645913 [1]	7.00	06/01/32	682	803,954
Pool 887431 [1]	7.50	08/01/36	150	172,156
Pool 784369 [1]	7.50	07/01/13	2	1,976
Pool 789284 [1]	7.50	05/01/17	44	46,204
Pool 827853 [1]	7.50	10/01/29	36	36,088
Pool 545990 [1]	7.50	04/01/31	858	997,045
Pool 255053 [1]	7.50	12/01/33	160	187,215
Pool 735576 [1]	7.50	11/01/34	951	1,144,081
Pool 896391 [1]	7.50	06/01/36	424	487,336
Pool 735800 [1]	8.00	01/01/35	643	782,968
Pool 636449 [1]	8.50	04/01/32	649	784,488
Pool 852865 [1]	9.00	07/01/20	682	779,806
Pool 545436 [1]	9.00	10/01/31	322	392,656

See Notes to Financial Statements.

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BROOKFIELD TOTAL RETURN FUND INC.

Schedule of Investments (Unaudited)

May 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
U.S. GOVERNMENT & AGENCY OBLIGATIONS (continued)
Pool 458132 [1]	9.09%	03/15/31	$1,143	$1,352,340

Total U.S. Government Agency Pass-Through Certificates				53,089,838

Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost $52,421,237)				53,465,672

ASSET-BACKED SECURITIES – 6.5%
Housing Related Asset-Backed Securities – 6.5%
Access Financial Manufactured Housing Contract Trust
Series 1995-1, Class B1 [5] (Acquired 01/25/01, Cost $3,447,161, 0.9%)	7.65	05/15/21	3,452	3,485,056

ACE Securities Corporation Manufactured Housing Trust
Series 2003-MH1, Class A4 [2,3]	6.50	08/15/30	1,878	2,002,198

Conseco Finance Securitizations Corp.
Series 2001-4, Class A4	7.36	08/01/32	364	390,587

Green Tree Financial Corp.
Series 1998-3, Class A6 [6]	6.76	03/01/30	1,369	1,499,834
Series 1997-7, Class A7 [6]	6.96	11/15/23	1,465	1,571,584
Series 1997-2, Class A6 [6]	7.24	06/15/28	176	187,261
Series 1997-6, Class A9 [6]	7.55	01/15/29	950	1,015,456

Lehman ABS Manufactured Housing Contract Trust
Series 2001-B, Class A5	5.87	04/15/40	291	317,803
Series 2001-B, Class A6 [6]	6.47	04/15/40	253	279,116

Mid-State Capital Corp.
Series 2004-1, Class M1	6.50	08/15/37	4,572	5,274,753
Series 2004-1, Class M2 [5] (Acquired 07/01/04, Cost $2,436,996, 0.8%)	8.11	08/15/37	2,439	2,968,553

Mid-State Trust X
Series 10, Class B [5,6] (Acquired 01/05/04, Cost $1,036,841, 0.3%)	7.54	02/15/36	1,133	1,234,416

Origen Manufactured Housing Contract Trust
Series 2005-B, Class A4	5.91	01/15/37	1,668	1,758,229

Vanderbilt Mortgage Finance
Series 2001-B, Class A5 [6]	6.96	09/07/31	2,000	2,082,866

Total Housing Related Asset-Backed Securities				24,067,712

Total ASSET-BACKED SECURITIES (Cost $22,729,380)				24,067,712

COMMERCIAL MORTGAGE-BACKED SECURITIES – 50.1%
Banc of America Commercial Mortgage Trust
Series 2006-6, Class AJ	5.42	10/10/45	11,000	11,000,000
Series 2006-2, Class J [2,3,5,6,7] (Acquired 06/12/06, Cost $305,936, 0.0%)	5.48	05/10/45	332	4,211
Series 2006-1, Class J [2,3,4,5,6,7] (Acquired 04/06/06, Cost $119,783, 0.0%)	5.77	09/10/45	145	435
Series 2007-2, Class A4 [1,6]	5.79	04/10/49	4,850	5,514,901

See Notes to Financial Statements.

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BROOKFIELD TOTAL RETURN FUND INC.

Schedule of Investments (Unaudited)

May 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-3, Class AJ [1,6]	5.86%	06/10/49	$14,670	$14,451,417

Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW11, Class H [2,3,5,7] (Acquired 03/08/06, Cost $2,044,282, 0.1%)	5.61	03/11/39	2,106	297,623
Series 2007-PW16, Class B [2,3,5,6] (Acquired 09/22/10-03/03/11, Cost $3,725,824, 0.9%)	5.90	06/11/40	6,000	3,274,200
Series 2007-PW16, Class C [2,3,5,6] (Acquired 09/22/10, Cost $2,368,736, 0.6%)	5.90	06/11/40	5,000	2,338,500
Series 2007-PW16, Class D [2,3,5,6] (Acquired 09/22/10, Cost $1,494,722, 0.4%)	5.90	06/11/40	3,500	1,411,550
Series 2007-T28, Class F [2,3,5,6] (Acquired 10/11/07, Cost $232,741, 0.0%)	6.15	09/11/42	250	111,424

Commercial Mortgage Lease-Backed Certificate
Series 2001-CMLB, Class A1 [2,3]	6.75	06/20/31	654	685,923

Commercial Mortgage Pass Through Certificates
Series 2007-C9, Class J [2,3,5,6] (Acquired 12/17/10-04/12/12, Cost $297,064, 0.2%)	5.99	12/10/49	950	615,742

Commercial Mortgage Pass-Through Certificates
Series 2006-C1, Class K [2,3,5,6] (Acquired 03/07/06, Cost $6,678,939, 0.2%)	5.40	02/15/39	7,073	848,053
Series 2007-C2, Class A3 [1,6]	5.54	01/15/49	6,024	6,785,771

Commercial Mortgage Trust
Series 2007-GG11, Class AJ [1,6]	6.25	09/10/17	10,330	10,083,712
Series 2007-GG11, Class B [6]	6.35	09/10/17	3,568	3,139,492
Series 2007-GG11, Class C [6]	6.35	09/10/17	8,400	6,468,000

Credit Suisse First Boston Mortgage Securities Corp.
Series 2004-C5, Class J [2,3,5] (Acquired 12/16/04, Cost $965,098, 0.1%)	4.65	11/15/37	1,000	430,000
Series 2005-C2, Class AMFX	4.88	04/15/37	5,200	5,358,184

GMAC Commercial Mortgage Securities, Inc.
Series 2004-C3, Class B [5] (Acquired 12/07/10, Cost $1,577,642, 0.4%)	4.97	12/10/41	1,750	1,636,047

JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2003-LN1, Class G [2,3,5,6] (Acquired 09/24/03, Cost $1,597,163, 0.4%)	5.45	10/15/37	1,600	1,590,370
Series 2007-LD11, Class J [2,3,5,6,7] (Acquired 06/28/07, Cost $522,783, 0.0%)	5.81	06/15/49	511	7,665
Series 2007-LD11, Class K [2,3,5,6,7] (Acquired 06/28/07, Cost $2,950,730, 0.0%)	5.81	06/15/49	2,818	28,180
Series 2007-CB20, Class AM [6]	6.08	02/12/51	1,180	1,367,117
Series 2009-IWST, Class D [2,3,4,5,6] (Acquired 06/28/07, Cost $7,788,378, 2.2%)	7.69	12/05/27	7,000	8,092,252
Series 2009-IWST, Class C [2,3,6]	7.69	12/05/27	3,200	3,845,760

LB-UBS Commercial Mortgage Trust
Series 2007-C1, Class AJ [1]	5.48	02/15/40	7,460	7,537,823

See Notes to Financial Statements.

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Schedule of Investments (Unaudited)

May 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2007-C1, Class C [5,6] (Acquired 02/10/11, Cost $2,817,959, 0.8%)	5.53%	02/15/40	$3,260	$2,827,489
Series 2007-C1, Class D [5,6] (Acquired 02/10/11, Cost $2,719,501, 0.7%)	5.56	02/15/40	3,600	2,629,296
Series 2007-C7, Class AJ [6]	6.30	09/15/45	10,000	9,997,980

LNR CDO V Ltd.
Series 2007-1A, Class F [2,3,5,6,7] (Acquired 02/27/07, Cost $3,750,000, 0.0%)	1.64	12/26/49	3,750	0

Morgan Stanley Capital I Trust
Series 2004-HQ4, Class G [2,3,5,6] (Acquired 03/01/06, Cost $990,927, 0.2%)	5.27	04/14/40	1,000	913,937
Series 2006-IQ11, Class J [2,3,4,5,6,7] (Acquired 05/24/06, Cost $156,806, 0.0%)	5.53	10/15/42	171	786
Series 2006-T21, Class H [2,3,5,6] (Acquired 04/04/06, Cost $1,419,411, 0.1%)	5.55	10/12/52	1,500	470,727
Series 2007-HQ13, Class A3 [1]	5.57	12/15/44	6,108	6,728,939
Series 2007-T25, Class AJ [1,6]	5.57	11/12/49	12,500	12,654,163
Series 2007-IQ14, Class A4 [1,6]	5.69	04/15/49	6,690	7,584,741
Series 2007-IQ16, Class AJ [6]	6.14	12/12/49	5,008	5,004,885

Morgan Stanley Dean Witter Capital I Trust
Series 2003-TOP9, Class F [2,3,5] (Acquired 07/08/10, Cost $2,683,161, 0.8%)	5.85	11/13/36	2,877	2,972,500
Series 2003-TOP9, Class G [2,3,5] (Acquired 07/08/10, Cost $4,185,287, 1.3%)	5.95	11/13/36	4,577	4,713,495

Vornado DP LLC Trust
Series 2010-VNO, Class D [2,3,4,5] (Acquired 08/08/10, Cost $919,722, 0.3%)	6.36	09/13/28	920	1,029,199

Wachovia Bank Commercial Mortgage Trust
Series 2007-WHL8, Class C [2,3]	0.45	06/15/20	7,341	6,958,505
Series 2007-C31, Class L [2,3,5,7] (Acquired 05/11/07, Cost $748,542, 0.0%)	5.13	04/15/47	1,788	358
Series 2005-C20, Class F [2,3,5] (Acquired 10/15/10, Cost $1,828,990, 0.6%)	5.26	07/15/42	4,000	2,078,100
Series 2007-C30, Class AJ	5.41	12/15/43	6,500	6,443,118
Series 2005-C16, Class H [2,3,5] (Acquired 01/19/05, Cost $5,975,141, 1.5%)	5.54	10/15/41	6,000	5,661,864
Series 2007-C33, Class AJ	5.92	02/15/51	10,000	10,088,530

Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $185,944,806)				185,682,964

NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES – 42.2%
ACE Securities Corporation Home Equity Loan Trust
Series 2006-HE2, Class A2D [6,8,9]	0.46	05/25/36	2,182	1,289,416

Alternative Loan Trust
Series 2006-OA10, Class 3A1 [6,9]	0.38	08/25/46	2,289	1,625,274
Series 2007-2CB, Class 1A15	5.75	03/25/37	1,255	1,023,987

See Notes to Financial Statements.

2013 Semi-Annual Report            9

BROOKFIELD TOTAL RETURN FUND INC.

Schedule of Investments (Unaudited)

May 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2006-41CB, Class 2A14	6.00%	01/25/37	$966	$836,210
Series 2006-41CB, Class 2A17	6.00	01/25/37	1,997	1,728,116
Series 2006-29T1, Class 3A3 [6,7]	76.44	10/25/36	1,251	4,561,172

Asset-Backed Securities Corporation Home Equity Loan Trust
Series 2007-HE1, Class A4 [6,8,9]	0.33	12/25/36	2,350	1,746,412

Banc of America Funding Corp.
Series 2003-3, Class B4 [5,6] (Acquired 01/28/04, Cost $256,689, 0.0%)	5.48	10/25/33	286	129,722
Series 2003-3, Class B5 [5,6] (Acquired 01/28/04, Cost $215,222, 0.0%)	5.48	10/25/33	287	113,718
Series 2003-3, Class B6 [4,5,6] (Acquired 01/28/04, Cost $45,318, 0.0%)	5.48	10/25/33	93	4,051

BCAP LLC Trust
Series 2009-RR13, Class 18A2 [2,3,4,6]	6.00	07/26/37	2,111	1,686,914

Citicorp Mortgage Securities Trust
Series 2006-3, Class 1A4	6.00	06/25/36	2,251	2,366,077

Citigroup Commercial Mortgage Trust
Series 2008-C7, Class AJ [6]	6.34	12/10/49	4,354	4,258,791

Citigroup Mortgage Loan Trust
Series 2009-11, Class 8A2 [2,3,6]	2.43	04/25/45	3,244	2,635,344

Citigroup Mortgage Loan Trust, Inc.
Series 2004-NCM2, Class 1CB2	6.75	08/25/34	185	197,245

Countrywide Home Loan Mortgage Pass-Through Trust
Series 2004-11, Class 2A1 [1,6]	2.34	07/25/34	4,569	4,636,154
Series 2003-J13, Class B3 [5,6] (Acquired 09/13/07, Cost $318,671, 0.1%)	5.23	01/25/34	392	309,441
Series 2003-J13, Class B4 [5,6] (Acquired 09/13/07, Cost $195,518, 0.0%)	5.23	01/25/34	302	117,784
Series 2003-J13, Class B5 [4,5,6] (Acquired 09/13/07, Cost $23,808, 0.0%)	5.23	01/25/34	229	18,864
Series 2007-5, Class A29	5.50	05/25/37	1,126	1,066,071
Series 2003-57, Class B3 [4,5] (Acquired 02/20/04, Cost $0, 0.0%)	5.50	01/25/34	291	3
Series 2006-21, Class A11 [7]	5.75	02/25/37	3,771	3,560,651
Series 2007-14, Class A6	6.00	09/25/37	388	379,985
Series 2007-18, Class 1A1 [7]	6.00	11/25/37	127	121,283
Series 2007-10, Class A5 [7]	6.00	07/25/37	1,205	1,110,380
Series 2004-21, Class A10	6.00	11/25/34	540	583,071
Series 2007-15, Class 2A2 [7]	6.50	09/25/37	322	277,735

DSLA Mortgage Loan Trust
Series 2007-AR1, Class 2A1A [6,9]	0.34	04/19/47	5,408	4,540,972

First Republic Mortgage Bank Mortgage Pass-Through Certificates
Series 2000-FRB1, Class B3 [5,6] (Acquired 08/30/01, Cost $96,962, 0.0%)	0.69	06/25/30	101	62,605

See Notes to Financial Statements.

10            Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.

Schedule of Investments (Unaudited)

May 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
GMAC Mortgage Corporation Loan Trust
Series 2004-J5, Class M1 [6]	5.22%	01/25/35	$1,517	$1,190,184

GSAMP Trust
Series 2007-NC1, Class A2A [6,8,9]	0.24	12/25/46	232	125,957
Series 2007-HE1, Class A2B [6,8,9]	0.29	03/25/47	2,821	2,307,456
Series 2007-NC1, Class A2B [6,8,9]	0.29	12/25/46	3,784	2,068,828
Series 2007-NC1, Class A2C [6,8,9]	0.34	12/25/46	8,626	4,753,947
Series 2006-HE5, Class A2C [6,8,9]	0.34	08/25/36	5,335	3,313,585

GSR Mortgage Loan Trust
Series 2005-6F, Class 1A6	5.25	07/25/35	1,332	1,382,132

Indymac Index Mortgage Loan Trust
Series 2006-FLX1, Class A1 [6,9]	0.40	11/25/36	7,130	6,124,258

IXIS Real Estate Capital Trust
Series 2006-HE3, Class A2 [6,8,9]	0.29	01/25/37	1,092	539,188
Series 2006-HE2, Class A3 [6,8,9]	0.35	08/25/36	9,227	4,394,053
Series 2006-HE3, Class A4 [6,8,9]	0.42	01/25/37	843	432,994

JP Morgan Mortgage Trust
Series 2003-A1, Class B4 [5,6] (Acquired 10/29/04, Cost $286,131, 0.0%)	2.89	10/25/33	324	92,376
Series 2003-A2, Class B4 [5,6] (Acquired 10/29/04, Cost $172,594, 0.0%)	3.05	11/25/33	204	30,200

Lavendar Trust
Series 2010-RR2A, Class A4 [2,3,4]	6.25	10/26/36	4,171	2,656,693

Lehman XS Trust
Series 2005-5N, Class 3A2 [6,9]	0.55	11/25/35	5,911	3,664,983

Master Asset Backed Securities Trust
Series 2006-NC2, Class A3 [6,8,9]	0.30	08/25/36	5,483	2,889,242
Series 2006-NC2, Class A4 [6,8,9]	0.34	08/25/36	1,928	1,023,932
Series 2006-HE5, Class A3 [6,8,9]	0.35	11/25/36	6,382	3,985,068
Series 2006-NC3, Class A4 [6,8,9]	0.35	10/25/36	3,275	1,940,605
Series 2006-NC3, Class A5 [6,8,9]	0.40	10/25/36	5,048	3,014,468
Series 2006-HE5, Class A4 [6,8,9]	0.41	11/25/36	2,154	1,356,628
Series 2006-NC2, Class A5 [6,8,9]	0.43	08/25/36	716	386,960

Nationstar Home Equity Loan Trust
Series 2006-B, Class AV4 [6,8,9]	0.47	09/25/36	6,395	5,571,139

RAAC Series
Series 2005-SP1, Class M3 [5,6] (Acquired 08/02/07, Cost $180,526, 0.0%)	5.53	09/25/34	201	10,842

RALI Trust
Series 2006-QO1, Class 2A1 [6,9]	0.46	02/25/46	1,535	822,244
Series 2006-QS14, Class A30 [6]	78.74	11/25/36	255	753,572

See Notes to Financial Statements.

2013 Semi-Annual Report            11

BROOKFIELD TOTAL RETURN FUND INC.

Schedule of Investments (Unaudited)

May 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
RESI Finance L.P.
Series 2004-B, Class B5 [2,3,5] (Acquired 05/21/04, Cost $1,311,240, 0.2%)	1.74%	02/10/36	$1,311	$786,744

Residential Accredit Loans Trust
Series 2007-QS6, Class A2 [6]	53.97	04/25/37	397	1,011,235

Residential Asset Securitization Trust
Series 2005-A8CB, Class A11	6.00	07/25/35	990	920,653

Residential Funding Mortgage Securities, Inc.
Series 2004-S1, Class B1 [5] (Acquired 02/26/04, Cost $232,234, 0.0%)	5.25	02/25/34	263	98,022
Series 2004-S1, Class B2 [4,5,7] (Acquired 02/26/04, Cost $0, 0.0%)	5.25	02/25/34	44	0
Series 2003-S7, Class A7	5.50	05/25/33	658	686,367
Series 2003-S7, Class B2 [5] (Acquired 05/19/03, Cost $233,500, 0.0%)	5.50	05/25/33	303	93,849
Series 2003-S7, Class B3 [4,5] (Acquired 05/19/03, Cost $0, 0.0%)	5.50	05/25/33	94	1

Resix Finance Limited Credit-Linked Notes
Series 2004-C, Class B7 [2,3,5,6] (Acquired 09/23/04, Cost $1,137,306, 0.1%)	3.69	09/10/36	1,137	527,484
Series 2004-B, Class B8 [2,3,5,6] (Acquired 05/21/04, Cost $300,047, 0.0%)	4.94	02/10/36	300	137,632
Series 2003-D, Class B7 [2,3,5,6] (Acquired 11/19/03, Cost $619,340, 0.1%)	5.94	12/10/35	619	335,375
Series 2003-CB1, Class B8 [2,3,5,6] (Acquired 12/22/04, Cost $1,310,489, 0.2%)	6.94	06/10/35	1,479	819,115
Series 2004-B, Class B9 [2,3,5,6] (Acquired 05/21/04, Cost $459,627, 0.1%)	8.44	02/10/36	460	255,096
Series 2004-A, Class B10 [2,3,5,6] (Acquired 03/09/04, Cost $510,998, 0.1%)	11.69	02/10/36	511	212,120

Saxon Asset Securities Trust
Series 2006-2, Class A3C [6,8]	0.34	09/25/36	2,976	2,674,903

Securitized Asset Backed Receivables LLC
Series 2007-BR3, Class A2A [6,8]	0.26	04/25/37	2,112	1,214,316
Series 2007-NC1, Class A2B [6,8]	0.34	12/25/36	6,975	3,732,910
Series 2007-BR2, Class A2 [6,8]	0.42	02/25/37	4,424	2,088,458

Soundview Home Equity Loan Trust
Series 2006-EQ1, Class A3 [6,8]	0.35	10/25/36	6,672	5,463,119

Structured Asset Securities Corporation Mortgage Loan Trust
Series 2006-BC4, Class A4 [6,8]	0.36	12/25/36	7,600	5,228,093
Series 2006-WF3, Class A4 [6,8]	0.50	09/25/36	8,590	7,545,009
Series 2003-10, Class A	6.00	04/25/33	273	289,191

Thornburg Mortgage Securities Trust
Series 2007-1, Class A2B [6]	5.80	03/25/37	5,925	5,569,941

See Notes to Financial Statements.

12            Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.

Schedule of Investments (Unaudited)

May 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Washington Mutual Mortgage Pass-Through Certificates
Series 2007-OA3, Class 2A [6]	0.94%	04/25/47	$6,038	$4,812,097
Series 2006-AR13, Class 1A [6]	1.05	10/25/46	2,495	2,004,649
Series 2004-AR2, Class A [6]	1.57	04/25/44	4,322	4,156,351
Series 2006-AR12, Class 1A2 [6,7]	2.75	10/25/36	2,897	2,467,939
Series 2007-HY5, Class 3A1 [6]	5.00	05/25/37	2,076	2,043,334
Series 2003-S1, Class B4 [2,3,5] (Acquired 10/25/07, Cost $92,553, 0.0%)	5.50	04/25/33	137	94,620
Series 2007-5, Class A11 [4,6]	38.32	06/25/37	142	258,033
Series 2005-6, Class 2A3 [6]	49.02	08/25/35	215	487,891

Wells Fargo Mortgage Backed Securities Trust
Series 2004-6, Class B4 [4,5,7] (Acquired 04/13/05, Cost $900,472, 0.0%)	5.50	06/25/34	1,022	103,098
Series 2007-4, Class A21	5.50	04/25/37	1,806	1,760,310
Series 2006-AR4, Class 1A1 [6,7]	5.77	04/25/36	225	210,026
Series 2007-AR5, Class A1 [6]	5.92	10/25/37	310	302,784
Series 2007-13, Class A7 [7]	6.00	09/25/37	593	590,013
Series 2007-8, Class 1A22	6.00	07/25/37	762	768,582
Series 2007-8, Class 2A2	6.00	07/25/37	1,664	1,675,500
Series 2005-18, Class 2A10 [6]	22.02	01/25/36	308	417,547

Total NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost $146,475,601)				157,661,389

INTEREST-ONLY SECURITIES – 4.7%
Commercial Mortgage Trust
Series 2001-J2A, Class EIO [2,3,6,10]	3.85	07/16/34	10,000	1,235,310
Federal National Mortgage Association
Series 2011-46, Class BI [10]	4.50	04/25/37	6,713	790,603
GMAC Commercial Mortgage Securities, Inc.
Series 2003-C1, Class X1 [2,3,10]	0.99	05/10/36	6,655	62,761
Government National Mortgage Association
Series 2005-76, Class IO [6,10]	0.44	09/16/45	31,015	816,310
Series 2012-100, Class IO [6,10]	0.89	08/16/52	35,170	2,593,789
Series 2012-70, Class IO [6,10]	0.96	08/16/52	47,379	3,259,207
Series 2012-95, Class IO [6,10]	1.05	02/16/53	11,557	1,036,533
Series 2012-78, Class IO [6,10]	1.06	06/16/52	36,380	2,765,867
Series 2013-40, Class IO [6,10]	1.08	06/16/54	19,954	1,512,485
Series 2012-132, Class IO [6,10]	1.19	06/16/54	24,836	2,046,525
Series 2010-132, Class IO [6,10]	1.71	11/16/52	21,792	1,718,384

Vendee Mortgage Trust
Series 1997-2, Class IO [6,10]	0.04	06/15/27	15,477	15,477

See Notes to Financial Statements.

2013 Semi-Annual Report            13

BROOKFIELD TOTAL RETURN FUND INC.

Schedule of Investments (Unaudited)

May 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
INTEREST-ONLY SECURITIES (continued)
Wachovia Commercial Mortgage Pass-Through Certificates
Series 2002-C2, Class IO1 [2,3,10]	1.45%	11/15/34	$3,445	$4,172

Total INTEREST-ONLY SECURITIES (Cost – $19,078,839)				17,857,423

HIGH YIELD CORPORATE BONDS – 16.2%
Automotive – 0.9%
American Axle & Manufacturing, Inc. [1]	6.63	10/15/22	300	322,875
American Axle & Manufacturing, Inc. [1]	7.75	11/15/19	350	399,000
Chrysler Group LLC/CG Co-Issuer, Inc. [1]	8.25	06/15/21	750	847,500
Jaguar Land Rover Automotive PLC [1,2,3,11]	8.13	05/15/21	400	451,000
Pittsburgh Glass Works LLC [1,2,3]	8.50	04/15/16	550	566,500
Tenneco, Inc. [1]	6.88	12/15/20	130	141,700
Visteon Corp. [1]	6.75	04/15/19	468	499,590

Total Automotive				3,228,165

Basic Industry – 2.3%
AK Steel Corp. [1]	7.63	05/15/20	625	559,375
Alpha Natural Resources, Inc. [1]	6.25	06/01/21	775	693,625
Arch Coal, Inc. [1]	7.25	06/15/21	925	818,625
Associated Materials LLC/AMH New Finance, Inc. [1]	9.13	11/01/17	500	528,750
Cascades, Inc. [1,11]	7.88	01/15/20	500	536,250
FMG Resources August 2006 Property Ltd. [1,2,3,11]	6.88	04/01/22	525	530,250
Hexion US Finance Corp. [1]	6.63	04/15/20	750	780,000
Ineos Finance PLC [1,2,3,11]	7.50	05/01/20	425	466,438
Masonite International Corp. [1,2,3,11]	8.25	04/15/21	600	666,000
Steel Dynamics, Inc. [1]	7.63	03/15/20	300	330,750
Tembec Industries, Inc. [1,11]	11.25	12/15/18	500	550,000
Trinseo Materials Operating SCA/Trinseo Materials Finance,
Inc. [1,2,3,11]	8.75	02/01/19	575	572,844
United States Steel Corp. [1]	7.00	02/01/18	325	345,313
Verso Paper Holdings LLC/Verso Paper, Inc. [1]	11.75	01/15/19	500	526,250
Xerium Technologies, Inc. [1]	8.88	06/15/18	425	439,875

Total Basic Industry				8,344,345

Capital Goods – 2.1%
AAR Corp. [1]	7.25	01/15/22	500	542,500
Coleman Cable, Inc. [1]	9.00	02/15/18	500	538,750
Crown Cork & Seal Company, Inc. [1]	7.38	12/15/26	350	395,938
HD Supply, Inc.	10.50	01/15/21	4,000	4,150,000
Mueller Water Products, Inc. [1]	8.75	09/01/20	281	317,530
Owens-Illinois, Inc. [1]	7.80	05/15/18	400	472,000
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC [1]	7.88	08/15/19	750	821,250
Terex Corp. [1]	6.50	04/01/20	600	643,500

Total Capital Goods				7,881,468

Consumer Cyclical – 0.6%
Levi Strauss & Co. [1]	7.63	05/15/20	600	664,500

See Notes to Financial Statements.

14            Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.

Schedule of Investments (Unaudited)

May 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Limited Brands, Inc. [1]	7.60%	07/15/37	$500	$537,500
Mead Products LLC/ACCO Brands Corp. [1,2,3]	6.75	04/30/20	600	630,000
Phillips-Van Heusen Corp. [1]	7.38	05/15/20	300	332,250

Total Consumer Cyclical				2,164,250

Consumer Non-Cyclical – 0.5%
Bumble Bee Holdings, Inc. [1,2,3]	9.00	12/15/17	584	640,940
C&S Group Enterprises LLC [1,2,3]	8.38	05/01/17	600	645,000
Cott Beverages, Inc. [1]	8.13	09/01/18	350	379,313
Jarden Corp. [1]	7.50	05/01/17	300	341,250

Total Consumer Non-Cyclical				2,006,503

Energy – 2.7%
Basic Energy Services, Inc. [1]	7.75	02/15/19	550	576,125
BreitBurn Energy Partners L.P./BreitBurn Finance Corp. [1]	7.88	04/15/22	675	732,375
Calfrac Holdings L.P. [1,2,3]	7.50	12/01/20	600	618,000
Crosstex Energy LP/Crosstex Energy Finance Corp. [1]	8.88	02/15/18	600	645,000
EV Energy Partners LP/EV Energy Finance Corp. [1]	8.00	04/15/19	700	719,250
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp. [1]	8.63	06/15/20	195	201,825
FTS International Services LLC/FTS International Bonds, Inc. [1,2,3] .	8.13	11/15/18	364	387,660
Hercules Offshore, Inc. [1,2,3]	10.50	10/15/17	250	268,750
Hilcorp Energy I L.P./Hilcorp Finance Co. [1,2,3]	8.00	02/15/20	600	663,000
Inergy Midstream L.P./NRGM Finance Corp. [1,2,3]	6.00	12/15/20	600	627,000
Key Energy Services, Inc. [1]	6.75	03/01/21	600	607,500
Linn Energy LLC/Linn Energy Finance Corp. [1]	7.75	02/01/21	300	318,000
Linn Energy LLC/Linn Energy Finance Corp. [1]	8.63	04/15/20	300	328,500
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC [1]	8.88	03/15/18	600	630,000
Petroleum Geo-Services ASA [1,2,3,11]	7.38	12/15/18	150	166,500
Plains Exploration & Production Co. [1]	7.63	06/01/18	400	415,252
Precision Drilling Corp. [1,11]	6.63	11/15/20	300	321,000
Quicksilver Resources, Inc. [1]	11.75	01/01/16	400	424,000
Trinidad Drilling Ltd. [1,2,3,11]	7.88	01/15/19	600	645,000
W&T Offshore, Inc. [1]	8.50	06/15/19	600	652,500

Total Energy				9,947,237

Healthcare – 1.5%
CHS/Community Health Systems, Inc. 1	7.13	07/15/20	700	768,250
Fresenius Medical Care U.S. Finance II, Inc. [1,2,3]	5.88	01/31/22	300	336,000
HCA, Inc. [1]	5.88	05/01/23	150	158,625
HCA, Inc. [1]	8.00	10/01/18	600	706,500
Health Management Associates, Inc. [1]	7.38	01/15/20	750	818,438
inVentiv Health, Inc. [1,2,3]	9.00	01/15/18	600	639,000
Jaguar Holding Company II/Jaguar Merger Sub, Inc. [1,2,3]	9.50	12/01/19	600	684,750
Kindred Healthcare, Inc. [1]	8.25	06/01/19	600	627,000
Polymer Group, Inc. [1]	7.75	02/01/19	500	538,750
Service Corporation International [1]	6.75	04/01/16	400	444,000

Total Healthcare				5,721,313

See Notes to Financial Statements.

2013 Semi-Annual Report            15

BROOKFIELD TOTAL RETURN FUND INC.

Schedule of Investments (Unaudited)

May 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Media – 1.0%
ARC Document Solutions, Inc. [1]	10.50%	12/15/16	$550	$565,125
Cablevision Systems Corp. [1]	5.88	09/15/22	100	99,000
Cablevision Systems Corp. [1]	8.63	09/15/17	500	582,500
CCO Holdings LLC/CCO Holdings Capital Corp	5.75	01/15/24	250	252,500
CCO Holdings LLC/CCO Holdings Capital Corp. [1]	6.63	01/31/22	300	322,500
Cenveo Corp. [1]	8.88	02/01/18	550	550,000
Clear Channel Worldwide Holdings, Inc. [1]	7.63	03/15/20	750	796,875
Mediacom Broadband LLC/Mediacom Broadband Corp. [1]	6.38	04/01/23	100	104,000
Mediacom LLC/Mediacom Capital Corp. [1]	9.13	08/15/19	500	552,500

Total Media				3,825,000

Services – 2.9%
AMC Entertainment, Inc. [1]	8.75	06/01/19	500	548,750
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. [1]	8.25	01/15/19	350	381,063
Boyd Gaming Corp. [2,3]	9.00	07/01/20	600	649,500
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp. [1,2,3]	5.25	03/15/21	200	200,000
Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp. [1]	9.13	08/01/18	350	388,500
Chester Downs & Marina LLC [1,2,3]	9.25	02/01/20	575	557,750
CityCenter Holdings LLC/CityCenter Finance Corp. [1]	7.63	01/15/16	500	531,250
H&E Equipment Services, Inc. [1]	7.00	09/01/22	600	648,000
Iron Mountain, Inc. [1]	5.75	08/15/24	100	101,250
Iron Mountain, Inc. [1]	8.38	08/15/21	500	543,125
Isle of Capri Casinos, Inc. [1]	7.75	03/15/19	600	648,000
MGM Resorts International [1]	7.63	01/15/17	350	399,438
MGM Resorts International [1]	7.75	03/15/22	125	142,500
MGM Resorts International [1]	8.63	02/01/19	275	325,188
MTR Gaming Group, Inc. [1]	11.50	08/01/19	521	559,372
Palace Entertainment Holdings LLC/Palace Entertainment
Holdings Corp. [1,2,3]	8.88	04/15/17	525	560,438
PulteGroup, Inc. [1]	6.38	05/15/33	550	555,500
Scientific Games Corp. [1]	8.13	09/15/18	450	491,625
Standard Pacific Corp. [1]	8.38	05/15/18	300	353,625
Standard Pacific Corp. [1]	8.38	01/15/21	450	540,000
The Hertz Corp. [1]	6.25	10/15/22	600	651,750
The Hertz Corp	7.50	10/15/18	300	326,250
United Rentals North America, Inc. [1]	7.63	04/15/22	450	498,375
United Rentals North America, Inc. [1]	9.25	12/15/19	300	337,875

Total Services				10,939,124

Technology & Electronics – 0.5%
First Data Corp. [1,2,3]	7.38	06/15/19	750	791,250
Freescale Semiconductor, Inc. [1,2,3]	9.25	04/15/18	600	652,500
ION Geophysical Corp. [1,2,3]	8.13	05/15/18	300	298,500

Total Technology & Electronics				1,742,250

See Notes to Financial Statements.

16            Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.

Schedule of Investments (Unaudited)

May 31, 2013

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)
HIGH YIELD CORPORATE BONDS (continued)
Telecommunications – 1.0%
CenturyLink, Inc. [1]	7.65%	03/15/42	$450	$447,750
Cincinnati Bell, Inc. [1]	8.38	10/15/20	414	439,875
Cincinnati Bell, Inc. [1]	8.75	03/15/18	275	281,875
Fairpoint Communications, Inc. [1,2,3]	8.75	08/15/19	200	205,000
Frontier Communications Corp. [1]	7.13	03/15/19	600	654,000
MetroPCS Wireless, Inc. [1,2,3]	6.63	04/01/23	550	581,625
Qwest Capital Funding, Inc. [1]	6.88	07/15/28	300	301,500
TW Telecom Holdings, Inc. [1]	8.00	03/01/18	190	204,250
Windstream Corp. [1]	7.00	03/15/19	400	408,000
Windstream Corp. [1]	7.50	06/01/22	150	159,000

Total Telecommunications				3,682,875

Utility – 0.2%
NRG Energy, Inc. [1]	8.50	06/15/19	600	655,500

Total HIGH YIELD CORPORATE BONDS (Cost $57,522,891)				60,138,030

MEZZANINE LOAN – 2.9%
ESA 2013 Mezzanine B	9.62	12/01/19	10,000	10,725,000

Total MEZZANINE LOAN (Cost $10,585,875)				10,725,000

SHORT TERM INVESTMENTS – 0.0%
United States Treasury Bill [12]	0.07		100	99,993

Total SHORT TERM INVESTMENTS (Cost $99,993)				99,993

Total Investments – 137.3% (Cost $494,858,622)				509,698,183
Liabilities in Excess of Other Assets – (37.3)%				(138,412,060)

TOTAL NET ASSETS – 100.0%				$371,286,123

See Notes to Financial Statements.

2013 Semi-Annual Report            17

BROOKFIELD TOTAL RETURN FUND INC.

Schedule of Investments (Unaudited)

May 31, 2013

The following notes should be read in conjunction with the accompanying Schedule of Investments.

1	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreements.
2	—	Private Placement.
3	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2013, the total value of all such investments was $76,540,689 or 20.6% of net assets.
4	—	Represents the most subordinated class in a trust of mortgage-backed securities that is the next to receive allocation of principal loss. Such classes will continue to receive all principal loss until its balance is zero.
5	—	Restricted Illiquid Securities - Securities that the Adviser has deemed illiquid pursuant to procedures adopted by the Fund’s Board of Directors. Although recent instability in the markets has resulted in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors. The values in the parenthesis represent the acquisition date, cost and the percentage of net assets, respectively. As of May 31, 2013, the total value of all such securities was $56,024,790 or 15.1% of the net assets.
6	—	Variable rate security – Interest rate shown is the rate in effect as of May 31, 2013.
7	—	Issuer is currently in default on its regularly scheduled interest payment.
8	—	Investment in subprime security. As of May 31, 2013, the total value of these securities was $69,086,686 or 18.6% of the net assets.
9	—	Security is a “step up” bond where the coupon increases or steps up at a predetermined date. At that date, the coupon increases to LIBOR plus a predetermined margin.
10	—	Interest rate is based on the notional amount of the underlying mortgage pools.
11	—	Foreign security or a U.S. security of a foreign company.
12	—	Zero-Coupon Note - Interest rate represents current yield to maturity.
TBA	—	To Be Announced.

See Notes to Financial Statements.

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BROOKFIELD TOTAL RETURN FUND INC.

Statement of Assets and Liabilities (Unaudited)

May 31, 2013

Assets:
Investments in securities, at value (Note 2)	$509,598,190
Investments in short-term securities, at value	99,993

Total investments, at value	509,698,183
Cash	11,162,249
Cash collateral for reverse repurchase agreements	836,948
Interest receivable	2,998,629
Receivable for investments sold	9,685,463
Principal paydown receivable	7,397
Prepaid expenses	32,967

Total assets	534,421,836

Liabilities:
Reverse repurchase agreements (Note 6)	130,484,655
Interest payable for reverse repurchase agreements (Note 6)	63,640
Payable for TBA transactions	31,752,969
Payable for investments purchased	462,694
Investment advisory fee payable (Note 4)	205,691
Administration fee payable (Note 4)	63,289
Accrued expenses	102,775

Total liabilities	163,135,713

Net Assets	$371,286,123

Composition of Net Assets:
Capital stock, at par value ($0.01 par value, 50,000,000 shares authorized) (Note 7)	$139,607
Additional paid-in capital (Note 7)	445,611,432
Distributions in excess of net investment income	(2,570,748)
Accumulated net realized loss on investment transactions and futures transactions	(86,733,729)
Net unrealized appreciation on investments	14,839,561

Net assets applicable to capital stock outstanding	$371,286,123

Total investments at cost	$494,858,622

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	13,960,683
Net asset value per share	$26.60

See Notes to Financial Statements.

2013 Semi-Annual Report            19

BROOKFIELD TOTAL RETURN FUND INC.

Statement of Operations (Unaudited)

For the Six Months Ended May 31, 2013

Investment Income (Note 2)
Interest	$15,767,471

Expenses:
Investment advisory fees (Note 4)	1,156,945
Administration fees (Note 4)	355,983
Legal fees	62,299
Directors’ fees	59,620
Reports to stockholders	58,024
Fund accounting servicing fees	51,016
Insurance	47,546
Audit and tax services	32,500
Registration fees	26,611
Transfer agent fees	24,434
Custodian fees	21,623
Miscellaneous	16,362

Total operating expenses	1,912,963
Interest expense on reverse repurchase agreements (Note 6)	511,231

Total expenses	2,424,194

Net investment income	13,343,277

Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 8):
Net realized gain (loss) on:
Investment transactions	(237,400)
Futures transactions	26,415

Net realized loss on investment transactions and futures transactions	(210,985)

Net change in unrealized appreciation on:
Investments	30,648,541
Futures	13,123

Net change in unrealized appreciation on investments and futures	30,661,664

Net realized and unrealized gain on investment transactions and futures transactions	30,450,679

Net increase in net assets resulting from operations	$43,793,956

See Notes to Financial Statements.

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BROOKFIELD TOTAL RETURN FUND INC.

Statements of Changes in Net Assets

	For the Six Months Ended May 31, 2013 (Unaudited)	For the Fiscal Year Ended November 30, 2012
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$13,343,277	$21,752,374
Net realized loss on investment transactions and futures transactions	(210,985)	(628,801)
Net change in unrealized appreciation on investments and futures	30,661,664	31,204,597

Net increase in net assets resulting from operations	43,793,956	52,328,170

Dividends and Distributions to Stockholders (Note 2):
Net investment income	(15,914,025)	(22,081,984)
Return of capital	—	(413,975)

Total dividends and distributions paid	(15,914,025)	(22,495,959)

Capital Stock Transactions (Note 7):
Proceeds from rights offering, net of offering costs	73,021 *	72,097,601
Reinvestment of dividends and distributions	29,572	254,361
Capital received as a result of shares issued due to fund merger	—	64,656,398

Net increase in net assets from capital stock transactions	102,593	137,008,360

Total increase in net assets	27,982,524	166,840,571
Net Assets:
Beginning of period	343,303,599	176,463,028

End of period	$371,286,123	$343,303,599

(including distributions in excess of net investment income of)	$(2,570,748)	$—

Share Transactions:
Shares issued or sold as result of rights offering	—	3,500,000
Reinvested shares	1,122	10,789 *
Shares issued due to fund merger	—	2,710,279 *

Net increase in shares outstanding	1,122	6,221,068

*	This amount represents an adjustment to the offering costs that were charged to paid in capital in connection with the rights offering.
*	Share amounts have been adjusted to reflect the 1:4 reverse stock split that occurred effective August 22, 2012.

See Notes to Financial Statements.

2013 Semi-Annual Report            21

BROOKFIELD TOTAL RETURN FUND INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended May 31, 2013

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$43,793,956
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term portfolio investments	(112,230,810)
Proceeds from disposition of long-term portfolio investments and principal paydowns	106,712,924
Purchases of short-term portfolio investments, net	(99,970)
Proceeds from disposition of TBA transactions, net	397,851
Increase in interest receivable	(175,328)
Increase in receivable for investments sold	(9,685,463)
Decrease in principal paydown receivable	75,213
Decrease in prepaid expenses	95,511
Decrease in payable for investments purchased	(6,001,358)
Decrease in payable for variation margin	(6,344)
Increase in interest payable for reverse repurchase agreements	3,469
Increase in investment advisory fee payable	25,889
Increase in investment administration fee payable	7,969
Decrease in payable due to rights offering	(561,774)
Decrease in accrued expenses	(103,344)
Net accretion or amortization on investments and paydown gains or losses on investments	(7,828,867)
Unrealized appreciation on investments	(30,648,541)
Net realized loss on investment transactions	237,400

Net cash used for operating activities	(15,991,617)

Cash flows provided by financing activities:
Net cash provided by reverse repurchase agreements	26,994,327
Net cash provided by rights offering	73,021
Distributions paid to stockholders, net of reinvestments	(15,884,453)

Net cash provided by financing activities	11,182,895

Net decrease in cash	(4,808,722)
Cash at beginning of period	16,807,919

Cash at end of period	$11,999,197

Supplemental Disclosure of Cash Flow Information:

Interest payments on the reverse repurchase agreements for the period ended May 31, 2013, totaled $507,762.

Non-cash financing activities included reinvestment of distributions of $29,572.

Cash at the end of the period includes $836,948 for margin calls on reverse repurchase agreements.

See Notes to Financial Statements.

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BROOKFIELD TOTAL RETURN FUND INC.

Financial Highlights

	For the Six Months Ended May 31, 2013 (Unaudited)	For the Fiscal Year Ended November 30,
		2012	2011[4]	2010[4]	2009[4]	2008[4]
Per Share Operating Performance:
Net asset value, beginning of period	$24.59	$22.80	$24.80	$21.84	$19.48	$31.32

Net investment income	0.96	2.24	1.68	2.12	2.04	2.40
Net realized and unrealized gain (loss) on investment transactions	2.19	3.01	(1.20)	2.92	2.60	(11.32)

Net increase (decrease) in net asset value resulting from operations	3.15	5.25	0.48	5.04	4.64	(8.92)

Dividends from net investment income	(1.14)	(2.24)	(1.84)	(2.08)	(2.28)	(2.92)
Return of capital distributions	—	(0.04)	(0.64)	—	—	—

Total dividends and distributions paid	(1.14)	(2.28)	(2.48)	(2.08)	(2.28)	(2.92)

Change due to rights offering[1]	—	(1.18)	—	—	—	—

Net asset value, end of period	$26.60	$24.59	$22.80	$24.80	$21.84	$19.48

Market price, end of period	$26.19	$24.05	$22.56	$24.04	$20.80	$17.60

Total Investment Return†	13.95%[2]	17.29%	4.11%	26.63%	32.45%	(30.87)%
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$371,286	$343,304	$176,463	$191,738	$168,907	$150,440
Operating expenses	1.07%[3]	1.30%	1.18%	1.23%	1.29%	1.26%
Interest expense	0.29%[3]	0.41%	0.53%	0.31%	0.14%	0.79%
Total expenses	1.36%[3]	1.71%	1.71%	1.54%	1.43%	2.05%
Net investment income	7.50%[3]	9.19%	6.83%	9.34%	10.01%	9.09%
Portfolio turnover rate	24%[2]	75%	43%	204%	73%	15%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of broker commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

[1]

Effective as of the close of business on September 20, 2012, the Fund issued transferrable rights to its stockholders to subscribe for up to 3,500,000 shares of common stock at a rate of one share for every 3 rights held. The subscription price was set at 90% of the average closing price for the last 5 trading days of the offering period. The shares were subscribed at a price of $21.50 which was less than the NAV of $25.35 thus creating a dilutive effect on the NAV.

[2]	Not Annualized.
[3]	Annualized.
[4]

The Fund had a 1:4 reverse stock split with ex-dividend and payable dates of August 21, 2012 and August 22, 2012, respectively. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. (See Notes to Financial Statements). The net asset value and market price reported at the original dates prior to the reverse stock split were as follows:

For the Fiscal Years Ended November 30,	2011	2010	2009	2008
Net Asset Value (prior to reverse stock split)	$5.70	$6.20	$5.46	$4.87
Market Price (prior to reverse stock split)	$5.64	$6.01	$5.20	$4.40

See Notes to Financial Statements.

2013 Semi-Annual Report            23

BROOKFIELD TOTAL RETURN FUND INC.

Notes to Financial Statements (Unaudited)

May 31, 2013

1. The Fund

Brookfield Total Return Fund Inc. (formerly Helios Total Return Fund, Inc.) (the “Fund”) was incorporated under the laws of the State of Maryland on May 26, 1989. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.

On November 17, 2011, the Board of Directors of Helios Strategic Mortgage Income Fund Inc. (“HSM”) approved an Agreement and Plan of Reorganization providing for, among other things, the transfer of the assets and liabilities of HSM into the Fund. On March 16, 2012, the stockholders of HSM approved the Agreement and Plan of Reorganization and the stockholders of the Fund approved the issuance of new shares. The reorganization of HSM into the Fund was effective as of the opening of business of the New York Stock Exchange on April 2, 2012. The increase in the net assets to the Fund resulting from the merger with HSM amounted to $64,656,398.

Brookfield Investment Management Inc. (“BIM” or “Adviser”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment advisor under the Investment Advisers Act of 1940, as amended, and serves as investment advisor to the Fund.

The investment objective of the Fund is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurances can be given that the Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the bid price furnished by an independent pricing service or, if not valued by an independent pricing service, using bid prices obtained from at least two active and reliable market makers in any such security or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Adviser’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last trade price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

The Board of Directors has adopted procedures for the valuation of the Fund’s securities and has delegated the day to day responsibilities for valuation determinations under these procedures to the Adviser. Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers. When price quotations for certain securities are not readily available or cannot be determined, a significant event has occurred that would materially affect the value of the security, or if the available quotations are not believed to be reflective of the market value by the Adviser, those securities will be valued at “fair value” as determined in good faith by the Adviser’s Valuation Committee using procedures adopted by and under the supervision of the Fund’s Board of Directors. The Valuation Committee is comprised of senior members of the Adviser’s management team. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s NAV.

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BROOKFIELD TOTAL RETURN FUND INC.

Notes to Financial Statements (Unaudited)

May 31, 2013

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or an independent pricing service is inaccurate.

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Fund has established methods of fair value measurements in accordance with GAAP. Fair value denotes the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy has been established to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments

•	Level 2 -

quoted prices in markets that are not active or other significant observable inputs (including, but not limited to: quoted prices for similar investments, quoted prices based on recently executed transactions, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The Adviser’s valuation policy, as previously stated, establishes parameters for the sources and types of valuation analysis, as well as, the methodologies and inputs the Adviser uses in determining fair value, including the use of the Adviser’s Valuation Committee. If the Valuation Committee determines that additional techniques, sources or inputs are appropriate or necessary in a given situation, such additional work will be undertaken.

2013 Semi-Annual Report            25

BROOKFIELD TOTAL RETURN FUND INC.

Notes to Financial Statements (Unaudited)

May 31, 2013

To assess the continuing appropriateness of security valuations, the Adviser (or its third party service provider who is subject to oversight by the Adviser), compares daily its prior day prices, prices on comparable securities and sales prices and challenges those prices that either remain unchanged or exceeds certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of May 31, 2013:

Assets	Level 1	Level 2	Level 3	Total
U.S. Government & Agency Obligations	$—	$53,465,672	$—	$53,465,672
Asset-Backed Securities	—	24,067,712	—	24,067,712
Commercial Mortgage-Backed Securities	—	—	185,682,964	185,682,964
Non-Agency Residential Mortgage-Backed Securities	—	—	157,661,389	157,661,389
Interest-Only Securities	—	16,555,180	1,302,243	17,857,423
High Yield Corporate Bonds	—	54,613,373	5,524,657	60,138,030
Mezzanine Loan	—	—	10,725,000	10,725,000
Short-Term Investment	—	99,993	—	99,993

Total	$—	$148,801,930	$360,896,253	$509,698,183

The following table provides quantitative information about the Fund’s Level 3 values, as well as their inputs, as of May 31, 2013. The table is not all-inclusive, but provides information on the significant Level 3 inputs.

	Quantitative Information about Level 3 Fair Value Measurements
Assets	Fair Value as of May 31, 2013	Valuation Methodology	Significant Unobservable Input	Range
Commercial Mortgage-Backed Securities	$185,682,964	Unadjusted quoted market prices	(NBIB)(1)	0.00 - 120.18
Non-Agency Residential Mortgage-Backed Securities	157,661,389	Unadjusted quoted market prices	(NBIB)(1)	0.00 - 364.49
Interest-Only Securities	1,302,243	Unadjusted quoted market prices	(NBIB)(1)	0.10 - 12.35
High Yield Corporate Bonds	5,524,657	Unadjusted quoted market prices	(NBIB)(1)	99.63 - 114.13
Mezzanine Loan	10,725,000	Unadjusted quoted market prices	(NBIB)(1)	107.25

(1)

The Fund generally uses prices provided by an independent pricing service, or broker non-binding indicative bid prices (NBIB) on or near the valuation date as the primary basis for the fair value determinations. These bid prices are non-binding, and may not be determinative of fair value. Each bid price is evaluated by the Valuation Committee in conjunction with additional information compiled by the Adviser.

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BROOKFIELD TOTAL RETURN FUND INC.

Notes to Financial Statements (Unaudited)

May 31, 2013

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Asset- Backed Securities	Commercial Mortgage- Backed Securities	Non-Agency Residential Mortgage- Backed Securities	Interest Only Securities	High Yield Corporate Bonds	Mezzanine Loan	Total
Balance as of November 30, 2012	$10,741,144	$145,767,740	$164,634,656	$14,507,895	$2,555,850	$—	$338,207,285
Accrued Discounts (Premiums)	(1,097)	(849,486)	495,221	(294,457)	(15,092)	(14,125)	(679,036)
Realized Gain (Loss)	207,977	2,881,511	7,488,782	49,402,702	(1,750)	—	59,979,222
Change in Unrealized Appreciation (Depreciation)	874,631	22,366,055	8,508,171	207,736	189,498	139,125	32,285,216
Purchases at cost	—	38,958,204	29,240,980	(14,904)	1,682,610	10,600,000	80,466,890
Sales proceeds	(8,854,102)	(23,441,060)	(52,706,421)	(49,988,498)	(1,289,804)	—	(136,279,885)
Transfers into Level 3	—	—	—	—	3,995,875	—	3,995,875	(a)
Transfers out of Level 3	(2,968,553)	—	—	(12,518,231)	(1,592,530)	—	(17,079,314	)(a)

Balance as of May 31, 2013	$—	$185,682,964	$157,661,389	$1,302,243	$5,524,657	$10,725,000	$360,896,253

Change in unrealized gains or losses relating to assets still held at reporting date:	$—	$18,139,991	$11,333,950	$230	$161,231	$139,125	$29,774,527

(a)

Transfers in and out of Level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or an increase in available market inputs to determine price.

For the six months ended May 31, 2013, there was no security transfer activity between Level 1 and Level 2. The basis for recognizing and valuing transfers is as of the end of the period in which the transfers occur.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively on a daily basis, using the effective yield to maturity method adjusted based on management’s assessment of the collectability of such interest. Dividend income is recorded on the ex-dividend date.

Taxes: The Fund intends to continue to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. The Fund may incur an excise tax to the extent it has not distributed all of its taxable income on a calendar year basis.

GAAP provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. An evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority is required. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. As of May 31, 2013, the Fund has determined that there are no uncertain tax positions or tax liabilities required to be accrued.

2013 Semi-Annual Report            27

BROOKFIELD TOTAL RETURN FUND INC.

Notes to Financial Statements (Unaudited)

May 31, 2013

The Fund has reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of May 31, 2013, open taxable years consisted of the taxable years ended November 30, 2009 through November 30, 2012. No examination of the Fund’s tax returns is currently in progress.

Expenses: Expenses directly attributable to the Fund are charged directly to the Fund, while expenses which are attributable to the Fund and other investment companies advised by the Advisor are allocated among the respective investment companies, including the Fund, based upon relative net assets.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. To the extent these distributions exceed net investment income, they may be classified as return of capital. The Fund also pays distributions at least annually from its net realized capital gains, if any. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of the Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, the Fund will record the transactions and thereafter reflect the values of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, the Advisor will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of the right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

TBA Transactions: The Fund may enter into to-be-announced (“TBA”) transactions to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. A TBA transaction is a purchase or sale of a U.S. government agency mortgage pass-through security for future settlement at an agreed upon date. The term “U.S. government agency mortgage pass-through security” refers to a category of passthrough securities backed by pools of mortgages and issued by one of several U.S. government-sponsored enterprises: the Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac). In the basic pass-through structure,

28            Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.

Notes to Financial Statements (Unaudited)

May 31, 2013

mortgages with similar issuer, term and coupon characteristics are collected and aggregated into a pool. The pool is assigned a CUSIP number and undivided interests in the pool are traded and sold as pass-through securities. The holder of the security is entitled to a pro rata share of principal and interest payments (including unscheduled prepayments) from the pool of mortgage loans. TBA transactions increase the liquidity and pricing efficiency of transactions in such mortgage-backed securities since they permit similar mortgage-backed securities to be traded interchangeably pursuant to commonly observed settlement and delivery requirements. Proceeds of TBA transactions are not received until the contractual settlement date. The Fund may use TBA transactions to acquire and maintain exposure to mortgage-backed securities in either of two ways. Typically, the Fund will enter into TBA agreements and “roll over” such agreements prior to the settlement date stipulated in such agreements. This type of TBA transaction is commonly known as a “TBA roll.” In a “TBA roll,” the Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the stipulated settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. Alternatively, the Fund will enter into TBA agreements and settle such transactions on the stipulated settlement date by actual receipt or delivery of the pools of mortgage pass-through securities stipulated in the TBA agreement. Unsettled TBA agreements are valued at the current market value of the underlying securities, according to the procedures described above under “Valuation of Investments.” Each TBA position is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.

TBA transactions outstanding at May 31, 2013 were as follows:

Purchases:

Security Name	Interest Rate	Principal Amount	Current Payable
Federal Home Loan Mortgage Corporation	3.50%	$15,000,000	$15,858,906
Federal National Mortgage Association	3.50%	$15,000,000	$15,894,063

Total			$31,752,969

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statements of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statements of Cash Flows, is the amount reported as “Cash” and “Cash collateral for reverse repurchase agreements” in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

2013 Semi-Annual Report            29

BROOKFIELD TOTAL RETURN FUND INC.

Notes to Financial Statements (Unaudited)

May 31, 2013

The following table sets forth the effect of derivative instruments on the Statement of Operations for the six months ended May 31, 2013:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gains on Futures Transactions	Change in Unrealized Appreciation on Futures Transactions
Futures contracts	Futures transactions	$26,415	$13,123

3. Risks of Investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of the underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement.

The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement. The Fund has investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, the Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to bear certain extraordinary expenses in order to protect and recover its investments in certain distressed securities. Therefore, to the extent the Fund seeks capital growth through investment in such securities, the Fund’s ability to achieve current income for its stockholders may be diminished. The Fund is also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Fund may be restricted from disposing of distressed securities.

4. Investment Advisory Agreement and Transactions with Related Parties

The Fund has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser under which the Adviser is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. The Advisory

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BROOKFIELD TOTAL RETURN FUND INC.

Notes to Financial Statements (Unaudited)

May 31, 2013

Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with the performance of its duties under the Advisory Agreement, and will pay all salaries of the Fund’s directors and officers who are affiliated persons (as such term is defined in the 1940 Act) of the Adviser. The Advisory Agreement provides that the Fund shall pay the Adviser a monthly fee for its services at an annual rate of 0.65% of the Fund’s average weekly net assets. During the six months ended May 31, 2013, the Advisor earned $1,156,945 in investment advisory fees from the Fund.

The Fund has entered into an Administration Agreement with the Adviser. The Adviser has also entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC (“Sub-Administrator”). The Adviser and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund shall pay to the Adviser a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. During the six months ended May 31, 2013, the Adviser earned $355,983 in administration fees from the Fund. The Adviser is responsible for any fees due the Sub-Administrator.

5. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and reverse repurchase agreements, for the six months ended May 31, 2013, were as follows:

Long-Term Securities (excluding U.S. Government Securities)		U.S. Government Securities
Purchases	Sales	Purchases	Sales
$108,835,224	$102,705,999	$3,395,586	$4,006,925

For purposes of this note, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

6. Borrowings

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolios having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such accounts for its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreements.

2013 Semi-Annual Report            31

BROOKFIELD TOTAL RETURN FUND INC.

Notes to Financial Statements (Unaudited)

May 31, 2013

At May 31, 2013, the Fund had the following reverse repurchase agreements outstanding:

Face Value	Description	Maturity Amount
$4,115,297	Barclays, 1.00%, dated 05/01/13, maturity date 06/03/13	$4,119,069
94,219	Barclays, 1.00%, dated 05/15/13, maturity date 06/03/13	94,269
4,607,438	Barclays, 1.00%, dated 05/13/13, maturity date 06/13/13	4,611,405
38,906	Barclays, 1.00%, dated 05/15/13, maturity date 06/13/13	38,937
3,041,812	Barclays, 1.00%, dated 05/15/13, maturity date 06/14/13	3,044,347
113,063	Barclays, 1.00%, dated 05/20/13, maturity date 06/14/13	113,142
5,941,220	Barclays, 1.00%, dated 05/20/13, maturity date 06/20/13	5,946,336
3,475,000	BNP Paribas Securities, 0.38%, dated 05/10/13, maturity date 06/10/13	3,476,137
956,500	Credit Suisse, 0.40%, dated 05/01/13, maturity date 06/03/13.	956,851
12,397,000	Goldman Sachs, 0.38%, dated 05/08/213, maturity date 06/07/13	12,400,926
1,222,000	JP Morgan Chase, 0.40%, dated 05/13/13, maturity date 06/13/13	1,222,421
3,379,000	JP Morgan Chase, 0.40%, dated 05/15/13, maturity date 06/14/13	3,380,126
3,802,700	JP Morgan Chase, 1.00%, dated 05/13/13, maturity date 06/13/13	3,805,975
18,576,900	JP Morgan Chase, 1.00%, dated 05/15/13, maturity date 06/14/13	18,592,381
2,743,600	JP Morgan Chase, 1.00%, dated 05/22/13, maturity date 06/21/13	2,745,886
3,896,000	JP Morgan Chase, 1.04%, dated 05/28/13, maturity date 06/28/13	3,899,498
6,160,000	JP Morgan Chase, 1.05%, dated 05/08/13, maturity date 06/07/13	6,165,386
3,027,000	JP Morgan Chase, 1.05%, dated 05/17/13, maturity date 06/17/13	3,029,737
20,246,000	JP Morgan Chase, 1.10%, dated 05/15/13, maturity date 06/14/13	20,264,528
3,253,000	JP Morgan Chase, 1.45%, dated 05/08/13, maturity date 06/07/13	3,256,929
8,028,000	JP Morgan Chase, 1.84%, dated 05/29/13, maturity date 06/17/13	8,035,808
21,370,000	JP Morgan Chase, 1.85%, dated 05/17/13, maturity date 06/17/13	21,404,010

$130,484,655	Maturity Amount, Including Interest Payable	$130,604,104

	Market Value of Assets Sold Under Agreements	$165,790,749

	Weighted Average Interest Rate	1.14%

The average daily balance of reverse repurchase agreements outstanding for the Fund during the six months ended May 31, 2013, was approximately $107,113,620 at a weighted average interest rate of 0.96%.

The maximum amount of reverse repurchase agreements outstanding at any time during the period was $130,677,833, which was 23.73% of total assets for the Fund.

7. Capital Stock

The Fund has 50 million shares of $0.01 par value common stock authorized. Of the 13,960,683 shares outstanding at May 31, 2013 for the Fund, the adviser owned 4,647 shares.

The Fund is continuing its stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock of the Fund, or approximately 3.7 million of the Fund’s shares, is authorized for repurchase. The purchase prices may not exceed the then-current net asset value.

For the six months ended May 31, 2013 and the fiscal year ended November 30, 2012, no shares were repurchased for the Fund. Since inception of the stock repurchase program for the Fund, 2,119,740 shares have been repurchased at an aggregate cost of $18,809,905 and at an average discount of 13.20% to net asset value. All shares repurchased have been retired.

As of the close of business March 30, 2012, pursuant to an Agreement and Plan of Reorganization previously approved by the Funds’ Board of Directors, all of the assets, subject to the liabilities, of the Helios Strategic Mortgage Income Fund, Inc. were transferred to the Helios Total Return Fund, Inc. in exchange for corresponding shares of the Helios Total Return Fund, Inc. of equal value. The purpose of the transaction was to combine two

32            Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.

Notes to Financial Statements (Unaudited)

May 31, 2013

funds with comparable investment objectives and strategies. The exchange ratio was 1.0657. The net asset value of the Helios Total Return Fund, Inc. shares on the close of business March 30, 2012, after the reorganization was $5.96, and a total of 10,841,114 shares were issued to shareholders of the Helios Strategic Mortgage Income Fund, Inc. in the exchange. The exchange was a tax-free event to Helios Strategic Mortgage Income Fund, Inc. shareholders. For financial reporting purposes, assets received and shares issued by the Helios Total Return Fund, Inc. were recorded at fair value; however the cost basis of investments received from Helios Strategic Mortgage Income Fund, Inc. was carried forward to align ongoing reporting of the Helios Total Return Fund, Inc’s. realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The components of net assets immediately before the acquisition were as follows:

	Capital Stock	Accumulated net investment loss	Accumulated net realized loss on investments	Net Unrealized Depreciation	Net Assets
Helios Strategic Mortgage Income Fund, Inc.	$135,113,940	$(2,383,501)	$(51,684,861)*	$(16,388,730)	$64,656,398
Helios Total Return Fund, Inc.	277,545,747	(3,345,197)	(65,951,948)	(23,549,900)	184,698,702

Total	$412,659,237	$(5,728,698)	$(117,636,809)	$(39,938,630)	$249,355,100

*

Due to rules under section 381 and 382 of the Internal Revenue Code, the combined fund will only be able to utilize $15,205,249 of the $51,336,999 capital loss carryforward and the losses will be limited to $2,279,853 each year ($1,526,131 in the first short year) over the next 7 years. The combined fund may not utilize the remaining $36,131,750.

Assuming the acquisition of Helios Strategic Mortgage Income Fund, Inc. had been completed on December 1, 2011, the combined funds’ pro forma results in the Statement of Operations during the fiscal year ended November 30, 2012 were as follows:

Net investment income	$19,368,873	*
Net realized and unrealized gain (loss) on investment	$15,628,193	**
Net increase (decrease) in net assets resulting from operations	$34,997,066

*	$21,752,374 as reported in the Helios Total Return Fund, Inc. Statement of Operations, plus $(2,383,501) Helios Strategic Mortgage Income Fund, Inc. pre-merger.
**	$30,575,796 as reported in the Helios Total Return Fund, Inc. Statement of Operations plus $(14,947,603) Helios Strategic Mortgage Income Fund, Inc. pre-merger.

Because the combined funds have been managed as a single integrated Fund since the acquisition was completed, it is not practicable to separate the amounts of income and expenses of HSM that have been included in the Fund’s Statement of Operations since March 31, 2012.

Effective August 22, 2012, the Fund affected a1 for 4 reverse stock split for its shares. All share transactions in capital stock and per share data prior to August 22, 2012 have been restated to give effect to the reverse stock split. The reverse stock split had no impact on the overall value of a stockholder’s investment in the Fund.

The Fund issued to its stockholders of record as of the close of business on September 20, 2012 transferable rights to subscribe for up to an aggregate of 3,500,000 shares of common stock of the Fund at a rate of one share of common stock for 3 rights held. The issue was fully subscribed at the subscription price of $21.50. The rights offering costs of approximately $675,947 and brokerage and dealer-management commissions were charged directly against the proceeds of the rights offering. The Fund increased its capital by $72,097,601.

8. Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written

2013 Semi-Annual Report            33

BROOKFIELD TOTAL RETURN FUND INC.

Notes to Financial Statements (Unaudited)

May 31, 2013

options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the six months ended May 31, 2013, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There was no written option activity for the six months ended May 31, 2013 for the Fund. As of May 31, 2013, there were no futures contracts outstanding.

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions for the six months ended May 31, 2013, is expected to be from ordinary income but will be determined at the end of the Fund’s current fiscal year.

The tax character of distributions paid for the fiscal year ended November 30, 2012 was as follows:

Ordinary income	$22,081,984
Return of capital	413,975

Total distributions	$22,495,959

At November 30, 2012, the Fund’s most recently completed tax year-end, the components of net assets (excluding paid-in capital) on a tax basis were as follows:

Capital loss carryforward(1)	$(85,088,454)
Post-October capital loss deferral	(1,447,413)
Book basis unrealized depreciation	(15,822,103)
Plus: Cumulative timing difference	13,123

Tax basis unrealized depreciation on investments	(15,808,980)

Total tax basis net accumulated losses	$(102,344,847)

(1)

To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Due to rules under section 381 and 382 of the Internal Revenue Code, the combined fund will only be able to utilize $15,205,249 of the $51,336,999 capital loss carryforward and the losses will be limited to $2,279,853 each year ($1,526,131 in the first short year) over the next 7 years. The combined fund may not utilize the remaining $36,131,750.

As of November 30, 2012, the Fund’s capital loss carryforwards were as follows:

Expiring In:
2013	$2,216,675
2014	1,719,287
2015	3,792,571
2016	7,710,904
2017	38,404,880
2018	18,161,948
2019	12,712,591
Infinite	369,598

34            Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.

Notes to Financial Statements (Unaudited)

May 31, 2013

Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at May 31, 2013 was as follows:

Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$494,858,622	$41,306,404	$(26,466,843)	$14,839,561

Capital Account Reclassifications: Because federal income tax regulations differ in certain respects from GAAP, income and capital gain distributions, if any, determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. These differences are primarily due to differing treatments for gains/losses on principal payments of mortgage-backed and asset-backed securities, distribution reclassifications, and return of capital. Permanent book and tax differences, if any, relating to stockholder distributions will result in reclassifications to paid-in-capital or to undistributed capital gains. These reclassifications have no effect on net assets or NAV per share. Any undistributed net income and realized gain remaining at fiscal year-end is distributed in the following year.

10. Indemnification

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for indemnification. The Fund’s maximum exposure under these arrangements is unknown, since this would involve the resolution of certain claims, as well as future claims that may be made, against the Fund. Thus, an estimate of the financial impact, if any, of these arrangements cannot be made at this time.

11. New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under IFRS. The new disclosure requirements mandate that entities disclose both gross and net information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities as well as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, ASU 2011-11 requires disclosure of collateral received and posted in connection with master netting agreements or similar arrangements. New disclosures are required for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.

In January 2013, the FASB issued ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities.” ASU No. 2013-01 clarifies that ordinary trade receivables and payables are not included in the scope of ASU No. 2011-11. ASU No. 2011-11 applies only to derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and lending that are offset in accordance with specific criteria contained in the FASB Accounting Standards codification.

Management is currently evaluating the impact these amendments will have on the Fund’s financial statements and disclosures.

12. Exclusion for Definition of Commodity Pool Operator

Pursuant to amendments by the Commodity Futures Trading Commission to Rule 4.5 under the Commodity Exchange Act (“CEA”), the Adviser has filed a notice of exemption from registering as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a pool operator under the CEA. Effective December 31, 2012, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, swaps (including securities futures, broad-based stock index futures and financial futures contracts). The Fund will limit its transactions in such instruments (excluding

2013 Semi-Annual Report            35

BROOKFIELD TOTAL RETURN FUND INC.

Notes to Financial Statements (Unaudited)

May 31, 2013

transactions entered into for “bona fide hedging purposes,” as defined under the Commodity Futures Trading Commission regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use commodity futures, options and swaps to the extent that it has used them in the past. These limitations, however, may have an impact on the ability of the Adviser to manage the Fund in the future and on the Fund’s performance.

13. Subsequent Events

GAAP requires recognition in the financial statements of the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.

Dividends: The Fund’s Boards of Directors declared the following monthly dividends:

Dividend Per Share	Record Date	Payable Date
$0.1900	June 20, 2013	June 28, 2013
$0.1900	July 18, 2013	July 26, 2013

Management has evaluated subsequent events in the preparation of the Fund’s financial statements and has determined that other than the items listed herein, there are no events that require recognition or disclosure in the financial statements.

36            Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.

Compliance Certification (Unaudited)

May 31, 2013

On April 12, 2013, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

2013 Semi-Annual Report            37

BROOKFIELD TOTAL RETURN FUND INC.

Proxy Results (Unaudited)

May 31, 2013

At the Annual Meeting of Stockholders of the Fund held on February 26, 2013, the stockholders voted on a proposal to elect a Director Nominee or Class II Director to the Board of Directors of the Fund. A description of the proposal and the shares voted in favor, shared voted against and shares abstaining with respect to the proposal were as follows:

	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To elect to the Fund’s Board of Directors Rodman L. Drake	12,087,998	533,238	—

38            Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.

Board Considerations Relating to the Investment Advisory Agreement (Unaudited)

May 31, 2013

At a meeting held on May 21, 2013, the Board, including a majority of the Disinterested Directors, approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between Brookfield Investment Management Inc. (the “Adviser”) and the Fund. In approving the Advisory Agreement, the Board, including a majority of the Disinterested Directors, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. The Board of Directors considered a wide range of information, including information regularly received from the Adviser at the quarterly Board meetings. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Adviser. In evaluating the quality of services provided by the Adviser, the Board took into account its familiarity with the Adviser’s management through board meetings, conversations and reports. The Board noted that the Adviser is responsible for managing the Fund’s investment program, the general operations and the day-to-day management of the Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Adviser and its affiliates are satisfactory. The Board’s conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by the Advisor: 1) comparing the performance of the Fund with a peer group, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Advisor’s and the Fund’s code of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Adviser as an investment adviser and the experience of the team of portfolio managers that manages the Fund, and its current experience in acting as an investment adviser to other investment funds and institutional clients.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to a presentation that compared the Fund’s performance with its Morningstar category, as well as a peer group of nine similar funds selected by the Adviser for the 1, 3, 5 and 10 year periods ending April 30, 2013, as well as the year-to-date period. The Board noted that the Fund outperformed the median of its Morningstar category for the 1, 3 and 5 year periods and underperformed the median for the 10 year period, while it outperformed the median of its peer group for the year-to-date, 1, 3 and 5 year periods and underperformed the median for the 10 year period. Based on the Adviser’s discussion of the current market and the Fund’s recent improved performance, the Board concluded that the Fund’s performance was satisfactory.

PROFITABILITY. The Board also considered the level of profits expected to be realized by the Adviser and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Adviser for its management of the Helios fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Advisor from the Fund was reasonable.

MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of Fund expenses. The Board compared the advisory fee and total expense ratio of the Fund with various comparative data. The Board noted that the Fund’s total expense ratio and the Fund’s total advisory and administrative fee were both slightly higher than the median of the Fund’s peer group. The Board further noted that the fees and expenses payable by the Fund were comparable to those payable by other client accounts managed by the Adviser and concluded that the Fund’s management fee and total expenses were reasonable.

ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the assets of the Fund grow. In particular, the Board noted efficiencies that may be realized due to the increase in the Fund’s assets from its successful rights offering. The Board noted that stockholders might benefit from lower operating expenses as a result of an increasing amount of assets being spread over the fixed expenses of the Fund, but noted that, as a closed-end fund, the Fund was unlikely to grow significantly otherwise.

2013 Semi-Annual Report            39

BROOKFIELD TOTAL RETURN FUND INC.

Board Considerations Relating to the Investment Advisory Agreement (Unaudited) (continued)

May 31, 2013

In considering the approval of the Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Adviser has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreement; performance of the Fund is satisfactory in relation to the performance of funds with similar investment objectives; and the proposed Advisory fee is fair and reasonable, given the nature, extent and quality of the services to be rendered by the Adviser.

After carefully reviewing all of these factors, the Board, including the Disinterested Directors, unanimously approved the continuation of the Advisory Agreement.

40            Brookfield Investment Management Inc.

BROOKFIELD TOTAL RETURN FUND INC.

Dividend Reinvestment Plan (Unaudited)

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Funds’ shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund may suspend the Plan from time to time, under certain circumstances.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

2013 Semi-Annual Report            41

BROOKFIELD TOTAL RETURN FUND INC.

Joint Notice of Privacy Policy (Unaudited)

Brookfield Investment Management Inc. (“BIM”), on its own behalf and on behalf the funds managed by BIM and its affiliates, recognizes and appreciates the importance of respecting the privacy of our clients and shareholders. Our relationships are based on integrity and trust and we maintain high standards to safeguard your non-public personal information (“Personal Information”) at all times. This privacy policy (“Policy”) describes the types of Personal Information we collect about you, the steps we take to safeguard that information and the circumstances in which it may be disclosed.

If you hold shares of a Fund through a financial intermediary, such as a broker, investment adviser, bank or trust company, the privacy policy of your financial intermediary will also govern how your Personal Information will be shared with other parties.

WHAT INFORMATION DO WE COLLECT?

We collect the following Personal Information about you:

•

Information we receive from you in applications or other forms, correspondence or conversations, including but not limited to name, address, phone number, social security number, assets, income and date of birth.

•

Information about transactions with us, our affiliates, or others, including but not limited to account number, balance and payment history, parties to transactions, cost basis information, and other financial information.

•	Information we may receive from our due diligence, such as your creditworthiness and your credit history.

WHAT IS OUR PRIVACY POLICY?

We may share your Personal Information with our affiliates in order to provide products or services to you or to support our business needs. We will not disclose your Personal Information to nonaffiliated third parties unless 1) we have received proper consent from you; 2) we are legally permitted to do so; or 3) we reasonably believe, in good faith, that we are legally required to do so. For example, we may disclose your Personal Information with the following in order to assist us with various aspects of conducting our business, to comply with laws or industry regulations, and/or to effect any transaction on your behalf;

•

Unaffiliated service providers (e.g. transfer agents, securities broker-dealers, administrators, investment advisors or other firms that assist us in maintaining and supporting financial products and services provided to you);

•	Government agencies, other regulatory bodies and law enforcement officials (e.g. for reporting suspicious transactions);

•	Other organizations, with your consent or as directed by you; and

•	Other organizations, as permitted or required by law (e.g. for fraud protection)

When we share your Personal Information, the information is made available for limited purposes and under controlled circumstances designed to protect your privacy. We require third parties to comply with our standards for security and confidentiality.

HOW DO WE PROTECT CLIENT INFORMATION?

We restrict access to your Personal Information to those persons who require such information to assist us with providing products or services to you. It is our practice to maintain and monitor physical, electronic, and procedural safeguards that comply with federal standards to guard client nonpublic personal information. We regularly train our employees on privacy and information security and on their obligations to protect client information.

CONTACT INFORMATION

For questions concerning our Privacy Policy, please contact our client services representative at 1-800-497-3746.

42            Brookfield Investment Management Inc.

CORPORATE INFORMATION

Investment Adviser and Administrator

Brookfield Investment Management Inc.

Brookfield Place

250 Vesey Street

New York, New York 10281-1023

www.brookfieldim.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-497-3746

E-mail: funds@brookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Fund’s transfer agent:

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, New York 11219

1-800-937-5449

Fund Accounting Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Sub-Administrator

U.S. Bancorp Fund Services, LLC

1201 South Alma School Road, Suite 3000

Mesa, Arizona 85210

Legal Counsel

Paul Hastings LLP

75 East 55th Street

New York, New York, 10022

Custodian

U.S. Bank National Association

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

Directors of the Fund

Rodman L. Drake	Chairman
Louis P. Salvatore	Audit Committee Chairman
Stuart A. McFarland	Director
Heather Goldman	Director

Officers of the Fund

Kim G. Redding	President
Michelle Russell-Dowe	Vice President
Jonathan C. Tyras	Secretary
Steven M. Pires	Treasurer
Seth Gelman	Chief Compliance Officer

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Fund’s proxy voting policies and procedures, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800-497-3746, or go to SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrant.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change as of the date of this filing, in the portfolio manager identified in response to paragraph (a)(1) of this Item in the Registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)	As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(2)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3)	None.

(b)	A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BROOKFIELD TOTAL RETURN FUND INC.

By:	/s/ Kim G. Redding
Kim G. Redding President

Date: August 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kim G. Redding
Kim G. Redding President

Date: August 7, 2013

By:	/s/ Steven M. Pires
Steven M. Pires Treasurer

Date: August 7, 2013